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Exhibit 10.15

July 21, 2006

DEGS O&M, LLC
139 East Fourth Street
5 Atrium II
Cincinnati, Ohio 45202

Attn: Mr. Dave Ledonne, General Manager

        Reference is made to the seven (7) Operation and Maintenance Agreements each dated September 13, 2004 (each an "Agreement", collectively the "Agreements") between DEGS O&M, LLC (formerly known as Cinergy Solutions O&M LLC) ("DEGS") and the KGcn project companies signatory hereto ("KGen Companies").

        DEGS and each of the KGen Companies hereby agree that subject to the Lenders Consents described below, Section 6.4 of each Agreement is amended by replacing the reference to "sixty (60) days" contained therein to "one hundred twenty (120) days."

        The amendment described above shall be effective upon the date that the KGen Companies notify DEGS that the KGen Companies have received all consents and approvals of its lenders necessary for the amendment of the Agreements contained herein ("Lenders Consents"). The KGen Companies agree that they shall provide DEGS prompt notice of their receipt of the Lender Consents.

        Except as amended hereby, the Agreements shall remain in full force and effect.

[Signatures follow]

KGEN ENTERPRISE LLC		KGEN NEW ALBANY LLC
By:	/s/ Donald E. Boyd Donald E. Boyd Sr. Vice President—Operations	By:	/s/ Donald E. Boyd Donald E. Boyd Sr. Vice President—Operations
KGEN HINDS LLC		KGEN SANDERSVILLE LLC
By:	/s/ Donald E. Boyd Donald E. Boyd Sr. Vice President—Operations	By:	/s/ Donald E. Boyd Donald E. Boyd Sr. Vice President—Operations
KGEN HOT SPRING LLC		KGEN SOUTHAVEN LLC
By:	/s/ Donald E. Boyd Donald E. Boyd Sr. Vice President—Operations	By:	/s/ Donald E. Boyd Donald E. Boyd Sr. Vice President—Operations
KGEN MARSHALL LLC
By:	/s/ Donald E. Boyd	AGREED TO AND ACKNOWLEDGED BY:
	Donald E. Boyd Sr. Vice President—Operations	DEGS O&M, LLC
		By:	/s/ David A. Ledonne
		Name:	David A. Ledonne
		Title:	Vice President

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  Exhibit 10.15